UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 9, 2003

                                   ----------


                        CROSS MEDIA MARKETING CORPORATION
             (Exact name of registrant as specified in its charter)




           Delaware                       0-25435                 13-4042921
(State or other jurisdiction of   (Commission file number)     (I.R.S. employer
 incorporation or organization                               identification no.)




 275 Madison Avenue, 6th Floor
     New York, New York                                          10016
   (Address of principal                                       (Zip code)
     executive offices)


       Registrant's telephone number, including area code: (212) 880-1525

Item 5.  Other Events

      Cross Media Marketing Corporation files herewith its financial report for the period from August 1, 2003 through August 31, 2003, filed with the United States Bankruptcy Court for the Southern District of New York on October 9, 2003 (Case No. 03-13901).

      THE REPORT CONTAINS FINANCIAL STATEMENTS AND OTHER FINANCIAL INFORMATION THAT HAVE NOT BEEN AUDITED OR REVIEWED BY INDEPENDENT ACCOUNTANTS, ARE NOT PRESENTED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPALS, AND MAY BE SUBJECT TO FUTURE RECONCILIATION AND ADJUSTMENTS.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

Exhibit No.       Description
-----------       -----------

99.1              Transmittal of Financial Reports with Operating
                  Requirements for the period ended August 31, 2003.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Cross Media Marketing Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    CROSS MEDIA MARKETING CORPORATION


Date: November 19, 2003             By: /s/ Peter A. Furman
                                       --------------------------------
                                        Name:  Peter A. Furman
                                        Title: Chief Executive Officer and
                                               Chief Restructuring Officer

                                Index to Exhibits
                                -----------------

Exhibit No.       Description
-----------       -----------

99.1              Transmittal of Financial Reports with Operating
                  Requirements for the period ended August 31, 2003.